UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004

MTI TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23418	95-3601802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14661 Franklin Avenue, Tustin, California 92780
(Address of principal executive offices)

(714) 481-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01   Entry into a Material Definitive Agreement.

                    On December 30, 2004, MTI Technology Corporation (the “Company”) entered into a security agreement with EMC Corporation whereby the Company granted EMC a security interest in certain of its assets to secure the Company’s and its subsidiaries’ obligations to EMC and its subsidiaries, divisions and affiliates, including the Company’s obligations under its existing supply agreements with EMC. The assets pledged as collateral consist primarily of the Company’s accounts receivable generated from the sale of EMC products and services by the Company, related inventory and the proceeds of such accounts receivable and inventory. A complete description of the collateral is contained in the security agreement, which is being filed as an exhibit to this report. The Company also agreed to cause its subsidiaries to enter into similar security agreements with EMC during the first quarter of 2005.

     The Company had previously granted a security interest in all of its personal property assets to The Canopy Group, Inc., as security for the Company’s obligations to Canopy in connection with Canopy’s guaranty of the Company’s indebtedness to Comerica Bank. To enable the Company to pledge the collateral described above to EMC, Canopy delivered to the Company a waiver and consent releasing Canopy’s security interest in the collateral to be pledged to EMC and consenting to the Company’s entering into the security agreement with EMC. As part of the waiver and consent, the Company agreed not to increase its indebtedness to Comerica Bank above its then-current outstanding balance of $5.5 million, and to make a principal repayment to Comerica equal to $1,833,000.00 on each of February 15, 2005, May 15, 2005 and August 15, 2005 in order to eliminate the Company’s outstanding indebtedness to Comerica Bank. The waiver and consent is being filed as an exhibit to this report.

Item 9.01   Financial Statements and Exhibits.

     (c) Exhibits

99.1	Security Agreement, dated as of December 30, 2004, between the Company and EMC Corporation, a Massachusetts corporation, as agent for itself, its subsidiaries and affiliates.

99.2	Second Waiver and Consent, dated as of December 28, 2004, between the Company and The Canopy Group, Inc., a Utah corporation.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

Date: January 6, 2005	By:	/s/ Scott Poteracki

Scott Poteracki
Executive Vice President and Chief Financial
Officer

Exhibit Index

99.1	Security Agreement, dated as of December 30, 2004, between the Company and EMC Corporation, a Massachusetts corporation, as agent for itself, its subsidiaries and affiliates.

99.2	Second Waiver and Consent, dated as of December 28, 2004, between the Company and The Canopy Group, Inc., a Utah corporation.